CUSTODY, INVESTMENT ACCOUNTING AND DATA ACCESS AGREEMENT

         THIS AGREEMENT is made effective the ___ day of __________, 2001, by and between STATE STREET BANK AND TRUST COMPANY, a trust company chartered under the laws of the Commonwealth of Massachusetts, having its principal office and place of business at 225 Franklin Street, Boston, Massachusetts 02110 ("State Street"), and each registered investment company listed on Schedule A hereto, as it may be amended from time to time, incorporated herein by reference, each having its principal office and place of business at 100 Park Avenue, New York, New York 10017 (each a "Fund").

         WHEREAS, certain Funds (as set forth more specifically on Schedule A) desire to appoint State Street as custodian of the assets of the Fund's investment portfolio or portfolios (each a "Portfolio", and collectively the "Portfolios"); and

         WHEREAS, certain Funds (as set forth more specifically on Schedule A) desire to appoint State Street as agent to perform certain investment accounting and recordkeeping functions; and

         WHEREAS, State Street is willing to accept such appointment on the terms and conditions hereinafter set forth;

         NOW THEREFORE, for and in consideration of the mutual promises contained herein, the parties hereto, intending to be legally bound, mutually covenant and agree as follows:

1. APPOINTMENT OF CUSTODIAN AND AGENT. Fund hereby constitutes and appoints State Street as:

         A. Custodian of the investment securities, interests in loans and other non-cash investment property, and monies at any time owned by each of the Portfolios and delivered to State Street as custodian hereunder ("Assets"); and

         B.       Agent  to  perform   certain   accounting  and   recordkeeping
                  functions relating to portfolio transactions required of a duly registered investment company under Rule 31a of the Investment Company Act of 1940, as amended (the "1940 Act") and to calculate the net asset value of the Portfolios.

2.       REPRESENTATIONS AND WARRANTIES.

         A.       Fund hereby  represents,  warrants and  acknowledges  to State
                  Street:

                  1. That it is a corporation or trust duly organized and existing and in good standing under the laws of its state of organization, and that it is registered under the 1940 Act; and

                  2. That it has the requisite power and authority under applicable law, its articles of incorporation and its bylaws or its declaration of trust to enter into this Agreement; it has taken all requisite action necessary to appoint State Street as custodian and investment accounting and recordkeeping agent; this Agreement has been duly executed and delivered by Fund; and this

                           Agreement constitutes a legal, valid and binding obligation of Fund, enforceable in accordance with its terms.

         B.       State Street hereby  represents,  warrants and acknowledges to
                  Fund:

                  1. That it is a trust company duly organized and existing and in good standing under the laws of the Commonwealth of Massachusetts; and

                  2. That it has the requisite power and authority under applicable law, its charter and its bylaws to enter into and perform this Agreement; this Agreement has been duly executed and delivered by State Street; and this Agreement constitutes a legal, valid and binding obligation of State Street, enforceable in accordance with its terms.

3.       DUTIES AND RESPONSIBILITIES OF THE PARTIES.

         A. Delivery of Assets. Except as permitted by the 1940 Act, Fund will deliver or cause to be delivered to State Street on the effective date hereof, or as soon thereafter as practicable, and from time to time thereafter, all Assets acquired by, owned by or from time to time coming into the possession of each of the Portfolios during the term hereof. State Street has no responsibility or liability whatsoever for or on account of assets not so delivered.

         B. Delivery of Accounts and Records. Fund will turn over or cause to be turned over to State Street all accounts and records needed by State Street to perform its duties and responsibilities hereunder fully and properly. State Street may rely conclusively on the completeness and correctness of such accounts and records.

         C. Delivery of Assets to Third Parties. State Street will receive delivery of and keep safely the Assets of each Portfolio segregated in a separate account. Upon delivery of any such Assets to a subcustodian appointed pursuant hereto (hereinafter referred to as "Subcustodian"), State Street will create and maintain records identifying such Assets as belonging to the applicable Portfolio. State Street is responsible for the safekeeping of the Assets only until they have been transmitted to and received by other persons as permitted under the terms hereof, except for Assets transmitted to Subcustodians, for which State Street remains responsible to the extent provided herein. State Street may participate directly or indirectly through a subcustodian in the Depository Trust Company (DTC), Treasury/Federal Reserve Book Entry System (Fed System), Participant Trust Company
                  (PTC) or other depository approved by Fund (as such entities are defined at 17 CFR Section 270.17f-4(b)) (each a
                  "Depository" and collectively the "Depositories"). State Street will be responsible to Fund for any loss, damage or expense suffered or incurred by Fund resulting from the actions or omissions of any Depository only to the same extent such Depository is responsible to State Street.

         D. Registration. State Street will at all times hold registered Assets in the name of State Street as custodian, the applicable Portfolio, or a nominee of either of them, unless specifically directed by Instructions, as hereinafter defined, to hold such registered

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                  Assets in  so-called  "street  name,"  provided  that,  in any event, State Street will hold all such Assets in an account of State Street as custodian containing only Assets of the applicable Portfolio, or only assets held by State Street as a fiduciary or custodian for customers; and provided further,
                  State  Street's   records  will  at  all  times  indicate  the
                  Portfolio or other customer for which such Assets are held and the respective interests therein. If, however, Fund directs
                  State   Street   to   maintain   Assets  in   "street   name",
                  notwithstanding anything contained herein to the contrary, State Street will be obligated only to utilize its best efforts to timely collect income due the Portfolio on such Assets and to notify the Portfolio of relevant information, such as maturities and pendency of calls, and corporate actions including, without limitation, calls for redemption, tender or exchange offers, declaration, record and payment dates and amounts of any dividends or income, reorganization, recapitalization, merger, consolidation, split-up of shares, change of par value, or conversion ("Corporate Actions"). All Assets and the ownership thereof by Portfolio will at all times be identifiable on the records of State Street. Fund agrees to hold State Street and its nominee harmless for any liability as a shareholder of record of securities held in custody.

         E. Exchange. Upon receipt of Instructions, State Street will exchange, or cause to be exchanged, Assets held for the account of a Portfolio for other Assets issued or paid in connection with any Corporate Action or otherwise, and will deposit any such Assets in accordance with the terms of any such Corporate Action. Without Instructions, State Street is authorized to exchange Assets in temporary form for Assets in definitive form, to effect an exchange of shares when the par value of stock is changed, and, upon receiving payment therefor, to surrender bonds or other Assets at maturity or when advised of earlier call for redemption, except that State Street will receive Instruction prior to surrendering any convertible security.

         F. Purchases of Investments -- Other Than Options and Futures. On each business day on which a Portfolio makes a purchase of Assets other than options and futures, Fund will deliver to State Street Instructions specifying with respect to each such purchase:

                  1. If applicable, the name of the Portfolio making such purchase;
                  2.       The name of the issuer and description of the Asset;
                  3. The number of shares and the principal amount purchased, and accrued interest, if any;
                  4.       The trade date;
                  5.       The settlement date;
                  6. The purchase price per unit and the brokerage commission, taxes and other expenses payable in connection with the purchase;
                  7.       The total amount payable upon such purchase;
                  8.       The name of the  person  from  whom or the  broker or
                           dealer through whom the purchase was made; and
                  9.       Whether the Asset is to be  received in  certificated
                           form or via a specified Depository.

                  In accordance with such Instructions, State Street will pay for out of monies held for the purchasing Portfolio, but only insofar as such monies are available for such

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

                  purpose, and receive the Assets so purchased by or for the account of such Portfolio, except that State Street, or a Subcustodian, may in its sole discretion advance funds to such Portfolio which may result in an overdraft because the monies held on behalf of such Portfolio are insufficient to pay the total amount payable upon such purchase. Except as otherwise instructed by Fund, State Street will make such payment only upon receipt of Assets: (a) by State Street; (b) by a clearing corporation of a national exchange of which State Street is a member; or (c) by a Depository. Notwithstanding the foregoing,
                  (i) State Street may release funds to a Depository prior to the receipt of advice from the Depository that the Assets underlying a repurchase agreement have been transferred by book-entry into the account maintained with such Depository by State Street on behalf of its customers; provided that State Street's instructions to the Depository require that the Depository make payment of such funds only upon transfer by book-entry of the Assets underlying the repurchase agreement in such account; (ii) State Street may make payment for time deposits, call account deposits, currency deposits and other deposits, foreign exchange transactions, futures contracts or options, before receipt of an advice or confirmation evidencing said deposit or entry into such transaction; and
                  (iii) State Street may make, or cause a Subcustodian to make, payment for the purchase of Assets the settlement of which occurs outside of the United States of America in accordance with generally accepted local custom and market practice.

         G. Sales and Deliveries of Investments -- Other Than Options and Futures. On each business day on which a Portfolio makes a sale of Assets other than options and futures, Fund will deliver to State Street Instructions specifying with respect to each such sale:

                  1. If applicable, the name of the Portfolio making such sale;
                  2.       The name of the issuer and description of the Asset;
                  3. The number of shares and principal amount sold, and accrued interest, if any;
                  4. The date on which the Assets sold were purchased or other information identifying the Assets sold and to be delivered;
                  5.       The trade date;
                  6.       The settlement date;
                  7. The sale price per unit and the brokerage commission, taxes or other expenses payable in connection with such sale;
                  8. The total amount to be received by the Portfolio upon such sale; and
                  9. The name and address of the broker or dealer through whom or person to whom the sale was made.

                  State Street will deliver or cause to be delivered the Assets thus designated as sold for the account of the selling Portfolio as specified in the Instructions. Except as otherwise instructed by Fund, State Street will make such delivery upon receipt of: (a) payment therefor in such form as is satisfactory to State Street; (b) credit to the account of State Street with a clearing corporation of a national securities exchange of which State Street is a member; or (c) credit to the account maintained by State Street on behalf of its customers with a Depository. Notwithstanding the foregoing: (i) State Street will deliver Assets held in physical form in accordance with "street delivery custom" to a broker or its clearing agent; or (ii) State Street may make, or cause a Subcustodian to make, delivery of Assets the settlement of which occurs outside of the United States of America upon payment therefor in accordance with generally accepted local custom and market practice.

         H. Purchases or Sales of Options and Futures. On each business day on which a Portfolio makes a purchase or sale of the options and/or futures listed below, Fund will deliver to State Street Instructions specifying with respect to each such purchase or sale:

                  1. If applicable, the name of the Portfolio making such purchase or sale;

                  2.       In the case of security options:
                           a.       The underlying security;
                           b.       The price at which purchased or sold;
                           c.       The expiration date;
                           d.       The number of contracts;
                           e.       The exercise price;
                           f.       Whether  the   transaction  is  an  opening,
                                    exercising, expiring or closing transaction;
                           g. Whether the transaction involves a put or call;
                           h.       Whether the option is written or purchased;
                           i.       Market on which option traded; and
                           j. Name and address of the broker or dealer through whom the sale or purchase was made.

                  3.       In the case of options on indices:
                           a.       The index;
                           b.       The price at which purchased or sold;
                           c.       The exercise price;
                           d.       The premium;
                           e.       The multiple;
                           f.       The expiration date;
                           g. Whether the transaction is an opening, exercising, expiring or closing transaction;
                           h. Whether the transaction involves a put or call;
                           i.       Whether the option is written or  purchased;
                                    and
                           j. The name and address of the broker or dealer through whom the sale or purchase was made, or other applicable settlement instructions.

                  4.       In the case of security index futures contracts:

                           a. The last trading date specified in the contract and, when available, the closing level, thereof;
                           b. The index level on the date the contract is entered into;
                           c.       The multiple;
                           d.       Any margin requirements;
                           e. The need for a segregated margin account (in addition to Instructions, and if not already in the possession of State Street, Fund will deliver

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


                                    a   substantially   complete   and  executed
                                    custodial safekeeping account and procedural
                                    agreement,     incorporated     herein    by
                                    reference); and f. The name and address of the futures commission merchant through whom the sale or purchase was made, or other applicable settlement instructions.

                  5.       In the case of options on index future contracts:
                           a.       The underlying index future contract;
                           b.       The premium;
                           c.       The expiration date;
                           d.       The number of options;
                           e.       The exercise price;
                           f. Whether the transaction involves an opening, exercising, expiring or closing transaction;
                           g. Whether the transaction involves a put or call;
                           h.       Whether the option is written or  purchased;
                                    and
                           i.       The market on which the option is traded.

         I. Assets Pledged or Loaned. If specifically allowed for in the prospectus of a Portfolio, and subject to such additional terms and conditions as State Street may require:

                  1. Upon receipt of Instructions, State Street will release or cause to be released Assets to the designated pledgee by way of pledge or hypothecation to secure any loan incurred by a Portfolio; provided, however, that State Street will release Assets only upon payment to State Street of the monies borrowed, except that in cases where additional collateral is required to secure a borrowing already made, further Assets may be released or caused to be released for that purpose. Upon receipt of Instructions, State Street will pay, but only from funds available for such purpose, any such loan upon redelivery to it of the Assets pledged or hypothecated therefor and upon surrender of the note or notes evidencing such loan.

                  2. Upon receipt of Instructions, State Street will release Assets to the designated borrower; provided, however, that the Assets will be released only upon deposit with State Street of full cash collateral as specified in such Instructions, and that the lending Portfolio will retain the right to any dividends, interest or distribution on such loaned Assets. Upon receipt of Instructions and the loaned Assets, State Street will release the cash collateral to the borrower.

         J. Routine Matters. State Street will, in general, attend to all routine and mechanical matters in connection with the sale, exchange, substitution, purchase, transfer, or other dealings with the Assets except as may be otherwise provided herein or upon Instruction from Fund.

         K. Deposit Accounts. State Street will open and maintain one or more special purpose deposit accounts for each Portfolio in the name of State Street in such banks or trust companies (including, without limitation, affiliates of State Street) as may be

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


                  designated by it or Fund in writing ("Accounts"), subject only to draft or order by State Street upon receipt of Instructions. State Street will deposit all monies received by State Street from or for the account of a Portfolio in an Account maintained for such Portfolio. Subject to Section 5 hereof, State Street agrees:

                  1. To make Fed Funds available to the applicable Portfolio at 9:00 a.m., Kansas City time, on the second business day after deposit of any check into an Account, in the amount of the check;

                  2. To make funds available immediately upon a deposit made by Federal Reserve wire; and

                  3. To make funds available on the next business day after deposit of ACH wires.

         L.       Income and Other Payments. State Street will:

                  1. Collect, claim and receive and deposit for the account of the applicable Portfolio all income (including income from the Accounts) and other payments which become due and payable on or after the effective date hereof with respect to the Assets, and credit the account of such Portfolio in accordance with the schedule attached hereto as Exhibit A. If, for any reason, a Portfolio is credited with income that is not subsequently collected, State Street may reverse that credited amount. If monies are collected after such reversal, State Street will credit the Portfolio in that amount;

                  2. Execute ownership and other certificates and affidavits for all federal, state and local tax purposes in connection with the collection of bond and note coupons; and

                  3. Take such other action as may be necessary or proper in connection with (a) the collection, receipt and deposit of such income and other payments, including but not limited to the presentation for payment of all coupons and other income items requiring presentation; and all other Assets which may mature or be called, redeemed, retired or otherwise become payable and regarding which State Street has actual knowledge, or should reasonably be expected to have knowledge; and (b) the endorsement for collection, in the name of Fund or a Portfolio, of all checks, drafts or other negotiable instruments.

                  State Street, however, will not be required to institute suit or take other extraordinary action to enforce collection except upon receipt of Instructions and upon being indemnified to its satisfaction against the costs and expenses of such suit or other actions. State Street will receive, claim and collect all stock dividends, rights and other similar items and will deal with the same pursuant to Instructions.

         M. Proxies and Notices. State Street will promptly deliver or mail or have delivered or mailed to Fund all proxies properly signed, all notices of meetings, all proxy statements and other notices, requests or announcements affecting or relating to

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


                  Assets and will, upon receipt of Instructions, execute and deliver or mail (or cause its nominee to execute and deliver or mail) such proxies or other authorizations as may be required. Except as provided herein or pursuant to Instructions hereafter received by State Street, neither it nor its nominee will exercise any power inherent in any such Assets, including any power to vote the same, or execute any proxy, power of attorney, or other similar instrument voting any of such Assets, or give any consent, approval or waiver with respect thereto, or take any other similar action.

         N. Disbursements. State Street will pay or cause to be paid, insofar as funds are available for the purpose, bills, statements and other obligations of each Portfolio (including but not limited to obligations in connection with the conversion, exchange or surrender of Assets, interest charges, dividend disbursements, taxes, management fees, custodian fees, legal fees, auditors' fees, transfer agents' fees, brokerage commissions, compensation to personnel, and other operating expenses of such Portfolio) pursuant to Instructions setting forth the name of the person to whom payment is to be made, and the amount and purpose of the payment.

         O. Daily Statement of Accounts. State Street will, within a reasonable time, render to Fund a detailed statement of the amounts received or paid and of Assets received or delivered for the account of each Portfolio during each business day. State Street will maintain such books and records as are necessary to enable it to render, from time to time upon request by Fund, a detailed statement of the Assets. State Street will permit, and upon Instruction will cause any Subcustodian to permit, such persons as are authorized by Fund, including Fund's independent public accountants, reasonable access to such records or will provide reasonable confirmation of the contents of such records, and if demanded, State Street will permit, and will cause any Subcustodian to permit, federal and state regulatory agencies to examine the Assets, books and records of the Portfolio.

         P.       Appointment  of  Subcustodians.   Notwithstanding   any  other
                  provisions hereof:

                  1. All or any of the Assets may be held in State Street's own custody or in the custody of one or more other banks or trust companies (including, without limitation, affiliates of State Street) acting as Subcustodians as may be selected by State Street. Any such Subcustodian selected by State Street must have the qualifications required for a custodian under the 1940 Act. State Street will be responsible to the applicable Portfolio for any loss, damage or expense suffered or incurred by such Portfolio resulting from the actions or omissions of any Subcustodians selected and appointed by State Street (except Subcustodians appointed at the request of Fund and as provided in Subsection 2 below) to the same extent State Street would be responsible to Fund hereunder if it committed the act or omission itself.

                  2. Upon request of Fund, State Street will contract with other Subcustodians reasonably acceptable to State Street for purposes of (a) effecting third-party repurchase transactions with banks, brokers, dealers, or other entities through the use of a common custodian or subcustodian, or (b) providing depository and clearing agency services with respect to certain variable rate demand note securities, or (c) for other reasonable purposes specified by Fund; provided, however, that State Street will be responsible to Fund for any loss, damage or expense suffered or incurred by Fund resulting from the actions or omissions of any such Subcustodian only to the same extent such Subcustodian is responsible to State Street. Fund may review State Street's contracts with such Subcustodians.

         Q.       Provisions Relating to Rule 17f-5.

                  1. Definitions. Capitalized terms in this Section Q. shall have the following meanings:

                  "Country Risk" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment, economic and financial infrastructure (including any Eligible Securities Depository operating in the country), prevailing or developing custody and settlement practices, and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

                  "Eligible Foreign Custodian" has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the U.S. Securities and Exchange Commission (the "SEC")), or a foreign branch of a Bank (as defined in Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act; the term does not include any Eligible Securities Depository.

                  "Eligible Securities Depository" has the meaning set forth in section (b)(1) of Rule 17f-7.

                  "Foreign Assets" means any of the Portfolios' investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Portfolios' transactions in such investments.

                  "Foreign Custody Manager" has the meaning set forth in section
                  (a)(3) of Rule 17f-5.

                  2. Delegation to State Street as Foreign Custody Manager. The Fund, by resolution adopted by its Board of Trustees (the "Board"), hereby delegates to State Street, subject to Section
                  (b) of Rule  17f-5,  the  responsibilities  set  forth in this
                  Section 3.Q. with respect to Foreign Assets of the Portfolios held outside the United States, and State Street hereby accepts such delegation as Foreign Custody Manager with respect to the Portfolios.

                  3. Countries Covered. The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this Contract, which list of countries may be amended from time to time by the Fund with the agreement of the Foreign Custody Manager. The Foreign Custody Manager shall list on Exhibit B the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the assets of the Portfolios, which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Exhibit B in accordance with
                  Section 3.Q.6 hereof.

                  Upon the  receipt  by the  Foreign  Custody  Manager of Proper
                  Instructions to open an account or to place or maintain Foreign Assets in a country listed on Exhibit B, and the fulfillment by the Fund, on behalf of the Portfolios, of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by the Board on behalf of the Portfolios responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution of this Amendment by the Fund shall be deemed to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Exhibit B in which State Street has previously placed or currently maintains Foreign Assets pursuant to the terms of the Contract. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of a Portfolio with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by the Board on behalf of the Portfolios to State Street as Foreign Custody Manager for that country shall be deemed to have been withdrawn and State Street shall immediately cease to be the Foreign Custody Manager of the Portfolios with respect to that country.

                  The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Thirty days (or such longer period to which the parties agree in writing) after receipt of any such notice by the Fund, State Street shall have no further responsibility in its capacity as Foreign Custody Manager to the Fund with respect to the country as to which State Street's acceptance of delegation is withdrawn.

                  4.  Scope of Delegated Responsibilities:

                  (a) Selection of Eligible Foreign Custodians. Subject to the provisions of Section 3.Q., the Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Exhibit B, as amended from time to time. In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

                  (b) Contracts With Eligible Foreign Custodians. The Foreign Custody Manager shall determine that the contract governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

                  (c) Monitoring. In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian. In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 3.Q.6 hereunder.

                  5. Guidelines for the Exercise of Delegated Authority. For purposes of this Section 3.Q, the Board shall be deemed to have considered and determined to accept such Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which State Street is serving as Foreign Custody Manager of the Portfolios.

                  6. Reporting Requirements. The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board an amended Exhibit B at the end of the calendar quarter in which an amendment to such Schedule has occurred. The Foreign Custody Manager shall make written reports notifying the Board of any other material change in the foreign custody arrangements of the Portfolios described in this Section 3.Q after the occurrence of the material change.

                  7. Standard of Care as Foreign Custody Manager of a Portfolio. In performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

                  8. Representations with Respect to Rule 17f-5. The Foreign Custody Manager represents to the Fund that it is a U.S. Bank as defined in section (a)(7) of Rule 17f-5. The Fund represents to State Street that the Board has determined that it is reasonable for the Board to rely on State Street to perform the responsibilities delegated pursuant to this Contract to State Street as the Foreign Custody Manager of the Portfolios.

                  9. Effective Date and Termination of State Street as Foreign Custody Manager. The Board's delegation to State Street as Foreign Custody Manager of the Portfolios shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective thirty (30) days after receipt by the non-terminating party of such notice. The provisions of Section 3.Q.3 hereof shall govern the delegation to and termination of State Street as Foreign Custody Manager of the Portfolios with respect to designated countries.

                  10. Analysis and Monitoring. State Street shall (a) provide the Fund (or its duly-authorized investment manager or investment adviser) with an analysis of the custody risks associated with maintaining assets with the Eligible Securities Depositories set forth on Exhibit C hereto in accordance with section (a)(1)(i)(A) of Rule 17f-7, and (b) monitor such risks on a continuing basis, and promptly notify the Fund (or its duly-authorized investment manager or investment adviser) of any material change in such risks, in accordance with section (a)(1)(i)(B) of Rule 17f-7.

                  11.  Standard  of  Care.   State  Street  agrees  to  exercise
                  reasonable care, prudence and diligence in performing the duties set forth in Section 3.Q.10.

         R. Provisions Relating to Custody of Assets Held Outside the United States.

                  1. Definitions. Capitalized terms in this Section 3.R shall have the following meanings:

                  "Foreign Securities System" means an Eligible Securities Depository listed on Exhibit C hereto.

                  "Foreign Sub-Custodian" means a foreign banking institution serving as an Eligible Foreign Custodian.

                  2. Holding Securities. State Street shall identify on its books as belonging to the Portfolios the foreign securities held by  each  Foreign  Sub-Custodian  or  Foreign  Securities
                  System. State Street may hold foreign securities for all of its customers, including the Portfolios, with any Foreign Sub-Custodian in an account that is identified as belonging to State Street for the benefit of its customers, provided however, that (i) the records of State Street with respect to foreign securities of the Portfolios which are maintained in such account shall identify those securities as belonging to the Portfolios and (ii), to the extent permitted and customary in the market in which the account is maintained, State Street shall require that securities so held by the Foreign
                  Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

                  3. Foreign Securities Systems. Foreign securities shall be maintained in a Foreign Securities System in a designated country through arrangements implemented by State Street or a Foreign Sub-Custodian, as applicable, in such country.

                  4. Delivery of Foreign Assets. State Street or a Foreign Sub-Custodian shall release and deliver foreign securities of the Portfolios held by State Street or such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

                           (i) upon the sale of such foreign  securities for the
                  Portfolio in accordance with commercially reasonable market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

                           (ii) in  connection  with  any  repurchase  agreement
                  related to foreign securities;

                           (iii) to the depository agent in connection with tender or other similar offers for foreign securities of the Portfolios;

                           (iv) to the  issuer  thereof  or its agent  when such
                  foreign securities are called, redeemed, retired or otherwise become payable;

                           (v) to the issuer thereof, or its agent, for transfer
                  into the name of State Street (or the name of the respective Foreign Sub-Custodian or of any nominee of State Street or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

                           (vi) to  brokers,  clearing  banks or other  clearing
                  agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

                           (vii) for exchange or conversion pursuant to any plan
                  of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

                           (viii) in the case of  warrants,  rights  or  similar
                  foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

                           (ix) for delivery as security in connection  with any
                  borrowing by the Portfolios requiring a pledge of assets by the Portfolios;

                           (x) in connection with trading in options and futures
                  contracts, including delivery as original margin and variation margin;

                           (xi) in connection with the lending of foreign securities; and

                           (xii) for any other purpose, but only upon receipt of
                  Proper Instructions specifying the foreign securities to be delivered and naming the person or persons to whom delivery of such securities shall be made.

                  5. Payment of Portfolio Monies. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, State Street shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Portfolio in the following cases only:

                           (i) upon the purchase of foreign  securities  for the
                  Portfolio, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

                           (ii) in connection with the  conversion,  exchange or
                  surrender of foreign securities of the Portfolio;

                           (iii) for the payment of any expense or  liability of
                  the Portfolio, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Contract, legal fees, accounting fees, and other operating expenses;

                           (iv) for the purchase or sale of foreign  exchange or
                  foreign exchange contracts for the Portfolio, including transactions executed with or through State Street or its Foreign Sub-Custodians;

                           (v) in connection with trading in options and futures
                  contracts, including delivery as original margin and variation margin;

                           (vi) for payment of part or all of the dividends received in respect of securities sold short;

                           (vii) in connection  with the borrowing or lending of
                  foreign securities; and

                           (viii) for any other  purpose,  but only upon receipt
                  of Proper Instructions specifying the amount of such payment and naming the person or persons to whom such payment is to be made.

                  6. Market Conditions. Notwithstanding any provision of this Contract to the contrary, settlement and payment for Foreign Assets received for the account of the Portfolios and delivery of Foreign Assets maintained for the account of the Portfolios may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

                  State Street shall provide to the Board the information with respect to custody and settlement practices in countries in which State Street employs a Foreign Sub-Custodian described on Exhibit D hereto at the time or times set forth on such Schedule. State Street may revise Exhibit D from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had been previously provided hereunder.

                  7. Registration of Foreign Securities. The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the applicable Portfolio or in the name of State Street or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Fund on behalf of such Portfolio agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities. State Street or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a Portfolio under the terms of this Contract unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

                  8. Bank Accounts. State Street shall identify on its books as belonging to the Fund cash (including cash denominated in foreign currencies) deposited with State Street. Where State Street is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of State Street, a bank account or bank accounts shall be opened and maintained outside the United States on behalf of a Portfolio with a Foreign Sub-Custodian. All accounts referred to in this Section shall be subject only to draft or order by State Street (or, if applicable, such Foreign Sub-Custodian) acting pursuant to the terms of this Agreement to hold cash received by or from or for the account of the Portfolio. Cash maintained on the books of State Street (including its branches, subsidiaries and affiliates), regardless of currency denomination, is maintained in bank accounts established under, and subject to the laws of, The Commonwealth of Massachusetts.

                  9. Collection of Income. State Street shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the Portfolios shall be entitled and shall credit such income, as collected, to the applicable Portfolio. In the event that extraordinary measures are required to collect such income, the Fund and State Street shall consult as to such measures and as to the compensation and expenses of State Street relating to such measures.

                  10. Shareholder Rights. With respect to the foreign securities held pursuant to this Article 4, State Street will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

                  11. Communications Relating to Foreign Securities. State Street shall transmit promptly to the Fund written information with respect to materials received by State

                  Street via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Portfolios (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith). With respect to tender or exchange offers, State Street shall transmit promptly to the Fund written information with respect to materials so received by State Street from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. State Street shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Portfolios at any time held by it unless
                  (i) State Street or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and
                  (ii) State Street receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three business days prior to the date on which State Street is to take action to exercise such right or power.

                  12. Liability of Foreign Sub-Custodians. Each agreement pursuant to which State Street employs a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties, and to indemnify, and hold harmless, State Street from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At the Fund's election, the Portfolios shall be entitled to be subrogated to the rights of State Street with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Portfolios have not been made whole for any such loss, damage, cost, expense, liability or claim.

                  13. Tax Law. State Street shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund, the Portfolios or State Street as custodian of the Portfolios by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of the Fund to notify State Street of the obligations imposed on the Fund with respect to the Portfolios or State Street as custodian of the Portfolios by the tax law of countries other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of State Street with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of countries for which the Fund has provided such information.

                  14. Liability of Custodian. Except as may arise from State Street's own negligence or willful misconduct or the negligence or willful misconduct of a Sub-Custodian, State Street shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by anything which is part of Country Risk. State Street shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally in the Contract and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities System, State Street shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism, or any other loss where the Sub-Custodian has otherwise acted with reasonable care.

         S. Accounts and Records. State Street will prepare and maintain, under the direction of and as interpreted by Fund, Fund's or Portfolio's accountants and/or other advisors, in complete, accurate and current form such accounts and records: (1) required to be maintained by Fund with respect to portfolio transactions under Section 31(a) of the 1940 Act and the rules and regulations from time to time adopted thereunder; (2)
                  required as a basis for calculation of each Portfolio's net asset value; and (3) as otherwise agreed upon by the parties. Fund will advise State Street in writing of all applicable record retention requirements, other than those set forth in the 1940 Act. State Street will preserve such accounts and records in the manner and for the periods prescribed in the 1940 Act or for such longer period as is agreed upon by the parties. Fund will furnish, in writing or its electronic or digital equivalent, accurate and timely information needed by State Street to complete such accounts and records, including Corporate Actions, when such information is not readily available from generally accepted securities industry services or publications.

         T. Accounts and Records Property of Fund. State Street acknowledges that all of the accounts and records maintained by State Street pursuant hereto are the property of Fund, and will be made available to Fund for inspection or reproduction within a reasonable period of time, upon demand. State Street will assist Fund's independent auditors, or upon the prior written approval of Fund, or upon demand, any regulatory body, in any requested review of Fund's accounts and records, provided that Fund will reimburse State Street for all expenses and employee time invested in any such review outside of routine and normal periodic reviews. Upon receipt from Fund of the necessary information or instructions, State Street will supply information from the books and records it maintains for Fund that Fund may reasonably request for tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as Fund and State Street may agree upon from time to time.

         U. Adoption of Procedures. State Street and Fund hereby adopt the Funds Transfer Operating Guidelines attached hereto as Exhibit
                  E. State Street and Fund may from time to time adopt such additional procedures as they agree upon, and State Street may conclusively assume that no procedure approved or directed by Fund, Fund's or Portfolio's accountants or other advisors conflicts with or violates any requirements of the prospectus, articles of incorporation, bylaws, or declaration of trust, any applicable law, rule or regulation, or any order, decree or agreement by which Fund may be bound. Fund will be responsible for notifying State Street of any changes in statutes, regulations, rules, requirements or policies which may impact State Street's responsibilities or procedures under this Agreement.

         V. Valuation of Assets. State Street will value the Assets in accordance with Fund's Instructions utilizing the pricing sources designated by Fund ("Pricing Sources") on Exhibit F hereto. State Street will calculate each Portfolio's net asset value in accordance with the Portfolio's prospectus.

         W. Advances. Fund will pay on demand any advance of cash or securities made by State Street or any Subcustodian, in its sole discretion, for any purpose (including but not limited to securities settlements, purchase or sale of foreign exchange or foreign exchange contracts and assumed settlement) for the benefit of any Portfolio. Any such cash advance will be subject to an overdraft charge at the rate set forth in the then-current fee schedule from the date advanced until the date repaid. As security for each such advance, Fund hereby grants State Street and such Subcustodian a lien on and security interest in all Assets at any time held for the account of the applicable Portfolio, including without limitation all Assets acquired with the amount advanced. Should Fund fail to promptly repay the advance, State Street and such Subcustodian may utilize available cash and dispose of such Portfolio's Assets pursuant to applicable law to the extent necessary to obtain reimbursement of the amount advanced and any related overdraft charges.

         X. Exercise of Rights; Tender Offers. Upon receipt of Instructions, State Street will: (1) deliver warrants, puts, calls, rights or similar securities to the issuer or trustee thereof, or to the agent of such issuer or trustee, for the purpose of exercise or sale, provided that the new Assets, if any, are to be delivered to State Street; and (2) deposit securities upon invitations for tenders thereof, provided that the consideration for such securities is to be paid or delivered to State Street or the tendered securities are to be returned to State Street.

         Y.       Fund Shares.

                  1. Fund will deliver to State Street Instructions with respect to the declaration and payment of any dividend or other distribution on the shares of capital stock of a Portfolio ("Fund Shares") by a Portfolio. On the date specified in such Instruction, State Street will pay out of the monies held for the account of the Portfolio, insofar as it is available for such purposes, and credit to the account of the Dividend Disbursing Agent for the Portfolio, the amount specified in such Instructions.

                  2. Whenever Fund Shares are repurchased or redeemed by a Portfolio, Portfolio or its agent will give State Street Instructions regarding the aggregate dollar amount to be paid for such shares. Upon receipt of such Instruction, State Street will charge such aggregate dollar amount to the account of the Portfolio and either deposit the same in the account maintained for the purpose of paying for the repurchase or redemption of Fund Shares or deliver the same in accordance with such Instruction. State Street has no duty or responsibility to determine that Fund Shares have been removed from the proper shareholder accounts or that the proper number of Fund Shares have been canceled and removed from the shareholder records.

                  3. Whenever Fund Shares are purchased from Fund, Fund will deposit or cause to be deposited with State Street the amount received for such shares. State Street has no duty or responsibility to determine that Fund Shares purchased from Fund have been added to the proper shareholder account or that the proper number of such shares have been added to the shareholder records.

4.       INSTRUCTIONS.

         A. The term "Instructions", as used herein, means written (including telecopied, telexed, or electronically transmitted) or oral instructions which State Street reasonably believes were given by a designated representative of Fund. Fund will deliver to State Street, prior to delivery of any Assets to State Street and thereafter from time to time as changes therein are necessary, written Instructions naming one or more designated representatives to give Instructions in the name and on behalf of Fund, which Instructions may be received and accepted by State Street as conclusive evidence of the authority of any designated representative to act for Fund and may be considered to be in full force and effect until receipt by State Street of notice to the contrary. Unless such written Instructions delegating authority to any person to give Instructions specifically limit such authority to specific matters or require that the approval of anyone else will first have been obtained, State Street will be under no obligation to inquire into the right of such person, acting alone, to give any Instructions whatsoever. If Fund fails to provide State Street any such Instructions naming designated representatives, any Instructions received by State Street from a person reasonably believed to be an appropriate representative of Fund will constitute valid and proper Instructions hereunder. The term "designated representative" may include Fund's or a Portfolio's employees and agents, including investment managers and their employees.

         B. No later than the next business day immediately following each oral Instruction, Fund will send State Street written confirmation of such oral Instruction. At State Street's sole discretion, State Street may record on tape, or otherwise, any oral Instruction whether given in person or via telephone, each such recording identifying the date and the time of the beginning and ending of such oral Instruction.

         C. Fund will provide, upon State Street's request, a certificate signed by an officer or designated representative of Fund, as conclusive proof of any fact or matter required to be ascertained from Fund hereunder. Fund will also provide State Street Instructions with respect to any matter concerning this Agreement requested by State Street. If State Street reasonably believes that it could not prudently act according to the Instructions, or the instruction or advice of Fund's or a Portfolio's accountants or counsel, it may in its discretion, with notice to Fund, not act according to such Instructions.

5. LIMITATION OF LIABILITY OF STATE STREET. State Street is not responsible or liable for, and Fund will indemnify and hold State Street harmless from and against, any and all costs, expenses, losses, damages, charges, counsel fees (including without limitation, disbursements and the allocable cost of in-house counsel), payments and liabilities which may be asserted against or incurred by State Street or for which State Street may be held to be liable, arising out of or attributable to:

         A. State Street's action or failure to act pursuant hereto; provided that State Street has acted in good faith and with reasonable care; and provided further, that in no event is State Street liable for consequential, special, or punitive damages;

         B. State Street's payment of money as requested by Fund, or the taking of any action which might make it or its nominee liable for payment of monies or in any other way; provided, however, that nothing herein obligates State Street to take any such action or expend its own monies in its sole discretion;

         C. State Street's action or failure to act hereunder upon any Instructions, advice, notice, request, consent, certificate or other instrument or paper appearing to it to be genuine and to have been properly executed, including any Instruction, communications, data or other information received by State Street by means of the Systems, as hereinafter defined, or any electronic system of communication;

         D. State Street's action or failure to act in good faith reliance on the advice or opinion of counsel for Fund or of its own counsel with respect to questions or matters of law, which advice or opinion may be obtained by State Street at the expense of Fund, or on the Instruction, advice or statements of any officer or employee of Fund, or Fund's accountants or other authorized individuals, and other persons believed by it in good faith to be expert in matters upon which they are consulted;

         E. The purchase or sale of any securities or foreign currency positions. Without limiting the generality of the foregoing, State Street is under no duty or obligation to inquire into:

                  1. The validity of the issue of any securities purchased by or for any Portfolio, or the legality of the purchase thereof or of foreign currency positions, or evidence of ownership required by Fund to be received by State Street, or the propriety of the decision to purchase or the amount paid therefor;

                  2. The legality of the sale of any securities or foreign currency positions by or for any Portfolio, or the propriety of the amount for which the same are sold; or

                  3. The legality of the issue or sale of any Fund Shares, or the sufficiency of the amount to be received therefor, the legality of the repurchase or redemption of any Fund Shares, or the propriety of the amount to be paid therefor, or the legality of the declaration of any dividend by Fund, or the legality of the issue of any Fund Shares in payment of any stock dividend.

         F. Any error, omission, inaccuracy or other deficiency in any Portfolio's accounts and records or other information provided to State Street by or on behalf of a Portfolio, including the accuracy of the prices quoted by the Pricing Sources or for the information supplied by Fund to value the Assets, or the failure of Fund to provide, or provide in a timely manner, any accounts, records, or information needed by State Street to perform its duties hereunder;

         G. Fund's refusal or failure to comply with the terms hereof (including without limitation Fund's failure to pay or reimburse State Street under Section 5 hereof), Fund's negligence or willful misconduct, or the failure of any representation or warranty of Fund hereunder to be and remain true and correct in all respects at all times;

         H. The use or misuse, whether authorized or unauthorized, of the Systems or any electronic system of communication used hereunder, by Fund or by any person who acquires access to the Systems or such other systems through the terminal device, passwords, access instructions or other means of access to such Systems or such other system which are utilized by, assigned to or otherwise made available to Fund, except to the extent attributable to any negligence or willful misconduct by State Street;

         I. Any money represented by any check, draft, wire transfer, clearinghouse funds, uncollected funds, or instrument for the payment of money to be received by State Street on behalf of a Portfolio until actually received; provided, however, that State Street will advise Fund promptly if it fails to receive any such money in the ordinary course of business and will cooperate with Fund toward the end that such money is received;

         J. Except as provided in Section 3.P hereof, loss occasioned by the acts, omissions, defaults or insolvency of any broker, bank, trust company, securities system or any other person with whom State Street may deal; and

         K. The failure or delay in performance of its obligations hereunder, or those of any entity for which it is responsible hereunder, arising out of or caused, directly or indirectly, by circumstances beyond the affected entity's reasonable control, including, without limitation: any interruption, loss or malfunction of any utility, transportation, computer (hardware or software) or communication service; inability to obtain labor, material, equipment or transportation, or a delay in mails; governmental or exchange action, statute, ordinance, rulings, regulations or direction, war, strike, riot, emergency, civil disturbance, terrorism, vandalism, explosions, labor disputes, freezes, floods, fires, tornadoes, acts of God or public enemy, revolutions, or insurrection.

6. COMPENSATION. In consideration for its services hereunder, Fund will pay to State Street the compensation set forth in a separate fee schedule, incorporated herein by reference, to be agreed to by Fund and State Street from time to time, and upon demand, reimbursement for State Street's cash disbursements and reasonable out-of-pocket costs and expenses, including attorney's fees and disbursements, incurred by State Street in connection with the performance of services hereunder. State Street may charge such compensation against monies held by it for the account of the Portfolios. State Street will also be entitled to charge against any monies held by it for the account of the Portfolios the amount of any loss, damage, liability, advance, overdraft or expense for which it is entitled to reimbursement from Fund, including but not limited to fees and expenses due to State Street for other services provided to Fund by State Street. State Street will be entitled to reimbursement by Fund for the losses, damages, liabilities, advances, overdrafts and expenses of Subcustodians only to the extent that (a) State Street would have been entitled to reimbursement hereunder if it had incurred the same itself directly, and (b) State Street is obligated to reimburse the Subcustodian therefor.

7. TERM AND TERMINATION. The initial term of this Agreement is for a period of one (1) year. Thereafter, either Fund or State Street may terminate this Agreement by notice in writing, delivered or mailed, postage prepaid, to the other party and received not less than ninety
         (90) days prior to the date upon which such termination will take effect. Upon termination hereof:

         A.       Fund  will pay  State  Street  its fees and  compensation  due
                  hereunder  and  its  reimbursable  disbursements,   costs  and
                  expenses paid or incurred to such date;

         B. Fund will designate a successor investment accounting and recordkeeping agent (which may be Fund) by Instruction to State Street;

         C. Fund will designate a successor custodian by Instruction to State Street. In the event no such Instruction has been delivered to State Street on or before the date when such termination becomes effective, then State Street may, at its option, (i) choose as successor custodian a bank or trust company meeting the qualifications for custodian set forth in the 1940 Act and having not less than Two Million Dollars ($2,000,000) aggregate capital, surplus and undivided profits, as shown by its last published report, or (ii) apply to a court of competent jurisdiction for the appointment of a successor or other proper relief, or take any other lawful action under the circumstances; provided, however, that Fund will reimburse State Street for its costs and expenses, including reasonable attorney's fees, incurred in connection therewith; and

         D. State Street will, upon payment of all sums due to State Street from Fund hereunder or otherwise, deliver at State Street's office (i) all accounts and records to the successor investment accounting and recordkeeping agent or, if none, to Fund; and (ii) all Assets, duly endorsed and in form for transfer, to the successor custodian, or as specified by the court. State Street will cooperate in effecting changes in book-entries at all Depositories. Upon delivery to a successor or as specified by the court, State Street will have no further obligations or liabilities hereunder. Thereafter such successor will be the successor hereunder and will be entitled to reasonable compensation for its services.

         In the event that accounts, records or Assets remain in the possession of State Street after the date of termination hereof for any reason other than State Street's failure to deliver the same, State Street is entitled to compensation as provided in the then-current fee schedule for its services during such period, and the provisions hereof relating to the duties and obligations of State Street will remain in full force and effect.
8. NOTICES. Notices, requests, instructions and other writings addressed to Fund at the address set forth above, or at such other address as Fund may have designated to State Street in writing, will be deemed to have been properly given to Fund hereunder. Notices, requests,

         Instructions and other writings addressed to State Street at 801 Pennsylvania, Kansas City, Missouri 64105, Attention: Custody Department, or to such other address as it may have designated to Fund in writing, will be deemed to have been properly given to State Street hereunder.

9.       THE SYSTEMS; CONFIDENTIALITY.

         A. The Services. State Street has developed proprietary accounting and other systems, and has acquired licenses for other such systems, which it utilizes in conjunction with the services it provides to Fund (the "Systems"). In this regard, State Street maintains certain information in databases under its control and ownership that it makes available on a remote basis to its customers (the "Remote Access Services"). This Agreement shall govern use of all Systems that State Street may from time to time agree to provide to Fund and its designated investment advisors, consultants or other third parties authorized by State Street who agree to abide by the terms of this Agreement ("Authorized Designees") in order to provide Remote Access Services for the purpose of obtaining and analyzing reports and information.

         B. Security Procedures. Fund agrees to comply, and to cause its Authorized Designees to comply, with remote access operating standards and procedures and with user identification or other password control requirements and other security procedures as may be issued from time to time by State Street for use of the Systems and access to the Remote Access Services. Fund agrees to advise State Street immediately in the event that it learns or has reason to believe that any person to whom it has given access to the Systems or the Remote Access Services has violated or intends to violate the terms of this Agreement and Fund will cooperate with State Street in seeking injunctive or other equitable relief. Fund agrees to discontinue use of the Systems and Remote Access Services, if requested, for any security reasons cited by State Street.

         C. Fees. Fees and charges (if any) for the use of the Systems and the Remote Access Services and related payment terms shall be as set forth in the fee schedule in effect from time to time between the parties (the "Fee Schedule"). Fund shall be responsible for any tariffs, duties or taxes imposed or levied by any government or governmental agency by reason of the transactions contemplated by this Agreement, including, without limitation, federal, state and local taxes, use, value added and personal property taxes (other than income, franchise or similar taxes which may be imposed or assessed against State Street). Any claimed exemption from such tariffs, duties or taxes shall be supported by proper documentary evidence delivered to State Street.

         D. Proprietary Information/Injunctive Relief. The Systems and Remote Access Services and the databases, computer programs, screen formats, report formats, interactive design techniques, formulae, processes, systems, software, know-how, algorithms, programs, training aids, printed materials, methods, books, records, files, documentation and other information made available to Fund by State Street as part of the Remote Access Services and through the use of the Systems and all copyrights, patents, trade secrets and other proprietary rights of State Street and its relevant licensors related thereto are the exclusive, valuable and confidential property of State Street and its relevant licensors, as applicable (the "Proprietary Information"). Fund agrees on behalf of itself and its Authorized Designees to keep the Proprietary Information confidential and to limit access to Funds employees and Authorized Designees (under a similar duty of confidentiality) who require access to the Systems for the purposes intended. The foregoing shall not apply to Proprietary Information in the public domain or required by law to be made public.

                  Fund agrees to use the Remote Access Services only in connection with the proper purposes of this Agreement. Fund will not, and will cause its employees and Authorized Designees not to, (i) permit any third party to use the
                  Systems or the Remote Access Services, (ii) sell, rent, license or otherwise use the Systems or the Remote Access Services in the operation of a service bureau or for any purpose other than as expressly authorized under this Agreement, (iii) use the Systems or the Remote Access Services for any fund, trust or other investment vehicle without the prior written consent of State Street, or (iv) allow or cause any information transmitted from State Street's databases, including data from third party sources, available through use of the Systems or the Remote Access Services, to be redistributed or retransmitted for other than use for or on behalf of Fund, as State Street's Customer.

                  Fund agrees that neither Fund nor its Authorized Designees will modify the Systems in any way, enhance or otherwise create derivative works based upon the Systems, nor will Fund or its Authorized Designees reverse engineer, decompile or otherwise attempt to secure the source code for all or any part of the Systems.

                  Fund acknowledges that the disclosure of any Proprietary Information, or of any information which at law or equity ought to remain confidential, will immediately give rise to continuing irreparable injury inadequately compensable in damages at law, and that State Street and its licensor, if applicable, shall be entitled to obtain immediate injunctive relief against the breach or threatened breach of any of the foregoing undertakings, in addition to any other legal remedies which may be available.

         E. Limited Warranties. State Street represents and warrants that it has the right to grant access to the Systems and to provide the Remote Access Services contemplated herein. Because of the nature of computer information technology and the necessity of relying upon third-party sources, and data and pricing information obtained from third parties, the Systems and Remote Access Services are provided "AS IS", and Fund and its Authorized Designees shall be solely responsible for the investment decisions, regulatory reports and statements produced using the Remote Access Services. State Street and its relevant licensors will not be liable to Fund or its Authorized Designees for any direct or indirect, special, incidental, punitive or consequential damages arising out of or in any way connected with the Systems or the Remote Access Services, nor shall either party be responsible for delays or nonperformance under this Agreement arising out of any cause or event beyond such party's control.

                  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, STATE STREET FOR ITSELF AND ITS RELEVANT LICENSORS EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES CONCERNING THE SYSTEM AND THE SERVICES TO BE RENDERED HEREUNDER, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         F. Infringement. State Street will defend or, at its option, settle any claim or action brought against Fund to the extent that it is based upon an assertion that access to any proprietary System developed and owned by State Street or use of the Remote Access Services through any such proprietary System by Fund under this Agreement constitutes direct infringement of any United States patent or copyright or misappropriation of a trade secret, provided that Fund notifies State Street promptly in writing of any such claim or proceeding and cooperates with State Street in the defense of such claim or proceeding. Should any such proprietary System or the Remote Access Services accessed thereby or any part thereof become, or in State Street's opinion be likely to become, the subject of a claim of infringement or the like under the patent or copyright or trade secret laws of the United States, State Street shall have the right, at State Street's sole option, to (i) procure for Fund the right to continue using such System or Remote Access Services, (ii) replace or modify such System or Remote Access Services so that the System or the Remote Access Services becomes noninfringing, or (iii) terminate the Remote Access Services without further obligation.

         G. Termination. Either party may terminate the Remote Access Services (i) for any reason by giving the other party at least one-hundred and eighty (180) days' prior written notice in the case of notice of termination by State Street to Fund or thirty (30) days' notice in the case of notice from Fund to State Street of termination, or (ii) immediately for failure of the other party to comply with any material term and condition of this section of this Agreement by giving the other party written notice of termination. In the event of termination, Fund will return to State Street all copies of documentation and other confidential information in Funds possession or in the possession of its Authorized Designees. The foregoing provisions with respect to confidentiality and infringement will survive termination for a period of three
                  (3) years.

10. MULTIPLE PORTFOLIOS. If Fund is comprised of more than one Portfolio, the following provisions apply:

         A. Each Portfolio will be regarded for all purposes hereunder as a separate party apart from each other Portfolio. Unless the context otherwise requires, with respect to every transaction covered hereby, every reference herein to Fund is deemed to relate solely to the particular Portfolio to which such transaction relates. Under no circumstances will the rights, obligations or remedies with respect to a particular Portfolio constitute a right, obligation or remedy applicable to any
                  other   Portfolio.

                  The use of this single document to memorialize the separate agreement as to each Portfolio is understood to be for clerical convenience only and will not constitute any basis for joining the Portfolios for any reason.

         B. Fund may appoint State Street as its custodian and investment accounting and recordkeeping agent for additional Portfolios from time to time by written notice, provided that State Street consents to such addition. Rates or charges for each additional Portfolio will be as agreed upon by State Street and Fund in writing.

11.      MISCELLANEOUS.

         A. This Agreement will be construed according to, and the rights and liabilities of the parties hereto will be governed by, the laws of the Commonwealth of Massachusetts without reference to the choice of laws principles thereof.

         B. All terms and provisions hereof will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

         C. The representations and warranties, the indemnifications extended hereunder, and the provisions of Section 9 hereof are intended to and will continue after and survive the expiration, termination or cancellation hereof.

         D. No provisions hereof may be amended or modified in any manner except by a written agreement properly authorized and executed by each party hereto.

         E. The failure of either party to insist upon the performance of any terms or conditions hereof or to enforce any rights resulting from any breach of any of the terms or conditions hereof, including the payment of damages, will not be construed as a continuing or permanent waiver of any such terms, conditions, rights or privileges, but the same will continue and remain in full force and effect as if no such forbearance or waiver had occurred. No waiver, release or discharge of any party's rights hereunder will be effective unless contained in a written instrument signed by the party sought to be charged.

         F. The captions herein are included for convenience of reference only, and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         G. This Agreement may be executed in two or more counterparts, each of which is deemed an original but all of which together constitute one and the same instrument.

         H. If any provision hereof is determined to be invalid, illegal, in conflict with any law or otherwise unenforceable, the remaining provisions hereof will be considered severable and will not be affected thereby, and every remaining provision hereof will remain in full force and effect and will remain enforceable to the fullest extent permitted by applicable law.

         I. The benefits of this Agreement may not be assigned by either party nor may either party delegate all or a portion of its duties hereunder without the prior written consent of the other party. Notwithstanding the foregoing, Fund agrees that State Street may delegate all or a portion of its duties to an affiliate of State Street, provided that such delegation will not reduce the obligations of State Street under this Agreement.

         J. Neither the execution nor performance hereof will be deemed to create a partnership or joint venture by and between State Street and Fund or any Portfolio.

         K. Except as specifically provided herein, this Agreement does not in any way affect any other agreements entered into among the parties hereto and any actions taken or omitted by either party hereunder will not affect any rights or obligations of the other party hereunder.

         L. Notice is hereby given that a copy of Fund's Trust Agreement and all amendments thereto is on file with the Secretary of State of the state of its organization; that this Agreement has been executed on behalf of Fund by the undersigned duly authorized representative of Fund in his/her capacity as such and not individually; and that the obligations of this Agreement are binding only upon the assets and property of Fund and not upon any trustee, officer of shareholder of Fund individually.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers.



STATE STREET BANK AND TRUST        On behalf of each of the Funds set forth on
COMPANY                            Schedule A hereto


By: _________________________      By: ___________________________
Title: ______________________      Title: ________________________

                                        SCHEDULE A

                                 Dated: February 13, 2001

       ------------------------------------------       ---------------------------------
             Registered Investment Company                     Services Provided
       ------------------------------------------       ---------------------------------
       ------------------------------------------       ---------------------------------
       Seligman Tax-Aware Fund, Inc.                    Custody
       ------------------------------------------       ---------------------------------

                    EXHIBIT A -- INCOME AVAILABILITY SCHEDULE

Foreign--Income will be credited contractually on pay day in the markets noted with Contractual Income Policy. The markets noted with Actual income policy will be credited income when it is received.


======================= ===================== ===================== ===================== ===================== ====================

        Market             Income Policy             Market            Income Policy             Market            Income Policy
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------

Argentina               Actual                Hong Kong             Contractual           Poland                Actual
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------

Australia               Contractual           Hungary               Actual                Portugal              Contractual
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------

Austria                 Contractual           India                 Actual                Russia                Actual
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------

Bahrain                 Actual                Indonesia             Actual                Singapore             Contractual
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------

Bangladesh              Actual                Ireland               Actual                Slovak Republic       Actual
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------

Belgium                 Contractual           Israel                Actual                South Africa          Actual
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------

Bermuda                 Actual                Italy                 Contractual           South Korea           Actual
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------

* Bolivia               Actual                Ivory Coast           Actual                Spain                 Contractual
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------

Botswana                Actual                * Jamaica             Actual                Sri Lanka             Actual
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------

Brazil                  Actual                Japan                 Contractual           Swaziland             Actual
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------

Canada                  Contractual           Jordan                Actual                Sweden                Contractual
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------

Chile                   Actual                Kenya                 Actual                Switzerland           Contractual
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------

China                   Actual                Lebanon               Actual                Taiwan                Actual
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------

Colombia                Actual                Luxembourg            Actual                Thailand              Actual
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------

Cyprus                  Actual                Malaysia              Actual                * Trinidad &          Actual
                                                                                          Tobago
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------

Czech Republic          Actual                Mauritius             Actual                * Tunisia             Actual
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------

Denmark                 Contractual           Mexico                Actual                Turkey                Actual
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------

Ecuador                 Actual                Morocco               Actual                UnitedKingdom         Contractual
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------

Egypt                   Actual                Namibia               Actual                United States         See Attached
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------

**Euroclear             Contractual/          Netherlands           Contractual           Uruguay               Actual
                        Actual
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------

Euro CDs                Actual                New Zealand           Contractual           Venezuela             Actual
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------

Finland                 Contractual           Norway                 Contractual          Zambia                Actual
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------

France                  Contractual           Oman                  Actual                Zimbabwe              Actual
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------

Germany                 Contractual           Pakistan              Actual
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------

Ghana                   Actual                Peru                  Actual
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------

Greece                  Actual                Philippines           Actual
======================= ===================== ===================== ===================== ===================== ====================

*  Market is not 17F-5 eligible
** For Euroclear, contractual income paid only in markets listed with Income Policy of Contractual.



============================ ========================= ========================== ========================= ========================

        Income Type                    DTC                        FED                       PTC                     Physical
---------------------------- ------------------------- -------------------------- ------------------------- ------------------------

Dividends                          Contractual                    N/A                       N/A                      Actual
---------------------------- ------------------------- -------------------------- ------------------------- ------------------------

Fixed Rate Interest                Contractual                Contractual                   N/A                      Actual
---------------------------- ------------------------- -------------------------- ------------------------- ------------------------

Variable Rate Interest             Contractual                Contractual                   N/A                      Actual
---------------------------- ------------------------- -------------------------- ------------------------- ------------------------

GNMA I                                 N/A                        N/A                Contractual PD +1                N/A
---------------------------- ------------------------- -------------------------- ------------------------- ------------------------

GNMA II                                N/A                        N/A                Contractual PD ***               N/A
---------------------------- ------------------------- -------------------------- ------------------------- ------------------------

Mortgages                             Actual                  Contractual               Contractual                  Actual
---------------------------- ------------------------- -------------------------- ------------------------- ------------------------

Maturities                            Actual                  Contractual                   N/A                      Actual
============================ ========================= ========================== ========================= ========================

Exceptions to the above Contractual Income Policy include securities that are:

< Involved in a trade whose  settlement  either  failed,  or is pending over the record date, (excluding the United States); < On loan under a self directed securities lending program other than State Street's own vendor lending program;
< Known to be in a  condition  of  default,  or  suspected  to present a risk of default or payment delay; < In the asset categories, without limitation, of Private Placements, Derivatives, Options, Futures, CMOs, and Zero Coupon Bonds.
<  Securities  whose amount of income and  redemption  cannot be  calculated  in advance of payable date, or determined in advance of actual collection, examples include ADRs; < Payments received as the result of a corporate action, not limited to, bond calls, mandatory or optional puts, and tender offers.

*** For GNMA II securities, if the 19th day of the month is a business day, Payable/Distribution Date is the next business day. If the 19th is not a business day, but the 20th is a business day, Payable/Distribution date is the first business day after the 20th. If both the 19th and 20th are not business days, Payable/Distribution will be the next business day thereafter.

                                    EXHIBIT B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                         ELIGIBLE FOREIGN SUBCUSTODIANS

Country                               Eligible Foreign Subcustodian

Argentina                                 Citibank, N.A.


Australia                                 Westpac Banking Corporation


Austria                                   Erste Bank der Osterreichischen
                                          Sparkassen AG


Bahrain                                   HSBC Bank Middle East
                                          (as delegate of The Hongkong and
                                          Shanghai Banking Corporation Limited)


Bangladesh                                Standard Chartered Bank


Belgium                                   Fortis Bank nv-sa


Bermuda                                   The Bank of Bermuda Limited


Bolivia                                   Citibank, N. A.


Botswana                                  Barclays Bank of Botswana Limited


Brazil                                    Citibank, N.A.


Bulgaria                                  ING Bank N.V.


Canada                                    State Street Trust Company Canada


Chile                                     Citibank, N.A.

People's Republic                         The Hongkong and Shanghai
of China                                  Banking Corporation Limited,
                                          Shanghai and Shenzhen branches


Colombia                                  Cititrust Colombia S.A.

                                    EXHIBIT B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                         ELIGIBLE FOREIGN SUBCUSTODIANS

Country                               Eligible Foreign Subcustodian

                                          Sociedad Fiduciaria

Costa Rica                                Banco BCT S.A.


Croatia                                   Privredna Banka Zagreb d.d


Cyprus                                    The Cyprus Popular Bank Ltd.


Czech Republic                            Eeskoslovenska Obchodni
                                          Banka, A.S.


Denmark                                   Den Danske Bank


Ecuador                                   Citibank, N.A.


Egypt                                     Egyptian British Bank S.A.E.
                                          (as delegate of The Hongkong
                                          and Shanghai Banking Corporation
                                          Limited)


Estonia                                   Hansabank


Finland                                   Merita Bank Plc.


France                                    BNP Paribas, S.A.


Germany                                   Dresdner Bank AG


Ghana                                     Barclays Bank of Ghana Limited


Greece                                    National Bank of Greece S.A.

                                    EXHIBIT B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                         ELIGIBLE FOREIGN SUBCUSTODIANS

Country                               Eligible Foreign Subcustodian


Hong Kong                                 Standard Chartered Bank


Hungary                                   Citibank Rt.

Iceland                                   Icebank Ltd.


India                                     Deutsche Bank AG

                                          The Hongkong and Shanghai
                                          Banking Corporation Limited

Indonesia                                 Standard Chartered Bank


Ireland                                   Bank of Ireland


Israel                                    Bank Hapoalim B.M.


Italy                                     BNP Paribas, Italian Branch


Ivory Coast                               Societe Generale de Banques
                                          en Cote d'Ivoire


Jamaica                                   Scotiabank Jamaica Trust and Merchant
                                          Bank Ltd.


Japan                                     The Fuji Bank, Limited

                                          The Sumitomo Bank, Limited


Jordan                                    HSBC Bank Middle East
                                          (as delegate of The Hongkong and
                                          Shanghai Banking Corporation Limited)


Kenya                                     Barclays Bank of Kenya Limited

                                    EXHIBIT B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                         ELIGIBLE FOREIGN SUBCUSTODIANS

Country                               Eligible Foreign Subcustodian


Republic of Korea                         The Hongkong and Shanghai Banking
                                          Corporation Limited


Latvia                                    A/s Hansabanka

Lebanon                                   HSBC Bank Middle East (as
                                          delegate of The Hongkong and
                                          Shanghai Banking Corporation
                                          Limited)


Lithuania                                 Vilniaus Bankas AB


Malaysia                                  Standard Chartered Bank
                                          Malaysia Berhad


Mauritius                                 The Hongkong and Shanghai
                                          Banking Corporation Limited


Mexico                                    Citibank Mexico, S.A.


Morocco                                   Banque Commerciale du Maroc


Namibia                                   Standard Bank Namibia Limited


Netherlands                               Fortis Bank (Nederland) N.V.


New Zealand                               ANZ Banking Group
                                          (New Zealand) Limited


Norway                                    Christiania Bank og
                                          Kreditkasse ASA

                                    EXHIBIT B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                         ELIGIBLE FOREIGN SUBCUSTODIANS

Country                               Eligible Foreign Subcustodian


Oman                                      HSBC Bank Middle East
                                          (as delegate of The Hongkong and
                                          Shanghai Banking Corporation Limited)


Pakistan                                  Deutsche Bank AG


Palestine                                 HSBC Bank Middle East
                                          (as delegate of The Hongkong and
                                          Shanghai Banking Corporation Limited)


Panama                                    BankBoston, N.A.

Peru                                      Citibank, N.A.


Philippines                               Standard Chartered Bank


Poland                                    Citibank (Poland) S.A.


Portugal                                  Banco Comercial Portugues


Qatar                                     HSBC Bank Middle East
                                          (as delegate of The Hongkong and
                                          Shanghai Banking Corporation Limited)

Romania                                   ING Bank N.V.


Russia                                    Credit Suisse First Boston AO - Moscow
                                          (as delegate of Credit Suisse
                                          First Boston - Zurich)


Singapore                                 The Development Bank
                                          of Singapore Limited

Slovak Republic                           Ceskoslovenska Obchodni Banka,
                                          A.S.

                                    EXHIBIT B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                         ELIGIBLE FOREIGN SUBCUSTODIANS

Country                               Eligible Foreign Subcustodian

Slovenia                                  Bank Austria Creditanstalt d.d. -
                                          Ljubljana


South Africa                              Standard Bank of South Africa Limited


Spain                                     Banco Santander Central Hispano S.A.


Sri Lanka                                 The Hongkong and Shanghai
                                          Banking Corporation Limited


Swaziland                                 Standard Bank Swaziland Limited


Sweden                                    Skandinaviska Enskilda Banken


Switzerland                               UBS AG


Taiwan - R.O.C.                           Central Trust of China


Thailand                                  Standard Chartered Bank

Trinidad & Tobago                         Republic Bank Limited


Tunisia                                   Banque Internationale Arabe de Tunisie


Turkey                                    Citibank, N.A.


Ukraine                                   ING Bank Ukraine

United Kingdom                            State Street Bank and Trust Company,
                                          London Branch

                                    EXHIBIT B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                         ELIGIBLE FOREIGN SUBCUSTODIANS

Country                               Eligible Foreign Subcustodian

Uruguay                                   BankBoston, N.A.


Venezuela                                 Citibank, N.A.

Vietnam                                   The Hongkong and Shanghai
                                          Banking Corporation Limited

Zambia                                    Barclays Bank of Zambia Limited


Zimbabwe                                  Barclays Bank of Zimbabwe Limited

                                    EXHIBIT C

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
          ELIGIBLE SECURITIES DEPOSITORIES OPERATING IN NETWORK MARKETS

           Country                 Eligible Securities Depositories

         Argentina                    Caja de Valores S.A.


         Australia                    Austraclear Limited

                                      Reserve Bank Information and
                                      Transfer System


         Austria                      Oesterreichische Kontrollbank AG
                                      (Wertpapiersammelbank Division)


         Belgium Caisse Interprofessionnelle de Depots et de Virements de Titres, S.A.

                                      Banque Nationale de Belgique


         Brazil                       Companhia Brasileira de Liquidacao e
                                      Custodia


         Bulgaria                     Central Depository AD

                                      Bulgarian National Bank


         Canada                       Canadian Depository for Securities Limited


         Chile                        Deposito Central de Valores S.A.


         People's Republic            Shanghai Securities Central Clearing &
         of China                     Registration Corporation

                                      Shenzhen Securities Central Clearing Co.,
                                      Ltd.


         Colombia                     Deposito Centralizado de Valores


         Costa Rica                   Central de Valores S.A.

                                    EXHIBIT C

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
          ELIGIBLE SECURITIES DEPOSITORIES OPERATING IN NETWORK MARKETS

           Country                 Eligible Securities Depositories

         Croatia                      Ministry of Finance

                                      National Bank of Croatia

                                      Sredisnja Depozitarna Agencija d.d.


         Czech Republic               Stredisko cennych papiru

                                      Czech National Bank


         Denmark                      Vaerdipapircentralen (Danish
                                      Securities Center)


         Egypt                        Misr for Clearing, Settlement,
                                      and Depository


         Estonia                      Eesti Vaartpaberite Keskdepositoorium


         Finland                      Finnish Central Securities
                                      Depository


         France Societe Interprofessionnelle pour la Compensation des Valeurs Mobilieres


         Germany                      Clearstream Banking AG, Frankfurt


         Greece                       Bank of Greece,
                                      System for Monitoring Transactions in
                                      Securities in Book-Entry Form

                                      Central Securities Depository
                                      (Apothetirion Titlon AE)


         Hong Kong                    Central Clearing and Settlement System

                                      Central Moneymarkets Unit

                                    EXHIBIT C

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
          ELIGIBLE SECURITIES DEPOSITORIES OPERATING IN NETWORK MARKETS

           Country                 Eligible Securities Depositories


         Hungary                      Kozponti Elszamolohaz es Ertektar
                                      (Budapest) Rt. (KELER)


         India                        National Securities Depository Limited

                                      Central Depository Services India Limited

                                      Reserve Bank of India


         Indonesia                    Bank Indonesia

                                      PT Kustodian Sentral Efek Indonesia


         Ireland                      Central Bank of Ireland
                                      Securities Settlement Office


         Israel                       Tel Aviv Stock Exchange Clearing
                                      House Ltd. (TASE Clearinghouse)


         Italy                        Monte Titoli S.p.A.

                                      Banca d'Italia


         Ivory Coast                  Depositaire Central - Banque de Reglement


         Jamaica                      Jamaica Central Securities Depository


         Japan                        Japan Securities Depository Center
                                      (JASDEC)

                                      Bank of Japan Net System


         Kenya                        Central Bank of Kenya

                                    EXHIBIT C

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
          ELIGIBLE SECURITIES DEPOSITORIES OPERATING IN NETWORK MARKETS

           Country                 Eligible Securities Depositories


         Republic of Korea Korea      Securities Depository

         Latvia                       Latvian Central Depository


         Lebanon Custodian and Clearing Center of Financial Instruments for Lebanon and the Middle East (Midclear) S.A.L.

                                      Banque du Liban


         Lithuania                    Central Securities Depository of Lithuania


         Malaysia                     Malaysian Central Depository Sdn. Bhd.

                                      Bank Negara Malaysia,
                                      Scripless Securities Trading and
                                      Safekeeping System


         Mauritius                    Central Depository and Settlement Co. Ltd.

                                      Bank of Mauritius


         Mexico                       S.D. INDEVAL
                                      (Instituto para el Deposito de Valores)


         Morocco                      Maroclear


         Netherlands                  Nederlands Centraal Instituut voor
                                      Giraal Effectenverkeer B.V. (NECIGEF)


         New Zealand                  New Zealand Central Securities
                                      Depository Limited


         Norway                       Verdipapirsentralen (Norwegian Central
                                      Securities Depository)

                                    EXHIBIT C

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
          ELIGIBLE SECURITIES DEPOSITORIES OPERATING IN NETWORK MARKETS

           Country                 Eligible Securities Depositories


         Oman                         Muscat Depository & Securities
                                      Registration Company, SAOC



         Pakistan                     Central Depository Company of Pakistan
                                      Limited

                                      State Bank of Pakistan


         Palestine                    Clearing Depository and Settlement, a
                                      department of the Palestine Stock Exchange


         Peru Caja de Valores y Liquidaciones, Institucion de Compensacion y Liquidacion de Valores S.A


         Philippines                  Philippine Central Depository, Inc.

                                      Registry of Scripless Securities
                                      (ROSS) of the Bureau of Treasury


         Poland                       National Depository of Securities
                                      (Krajowy Depozyt Papierow
                                      Wartos<180>ciowych SA)

                                      Central Treasury Bills Registrar


         Portugal                     Central de Valores Mobiliarios


         Qatar Central Clearing and Registration (CCR), a department of the Doha Securities Market




         Romania National Securities Clearing, Settlement and Depository Company

                                    EXHIBIT C

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
          ELIGIBLE SECURITIES DEPOSITORIES OPERATING IN NETWORK MARKETS

           Country                 Eligible Securities Depositories

                                      Bucharest Stock Exchange Registry
                                      Division

                                      National Bank of Romania


         Singapore                    Central Depository (Pte) Limited

                                      Monetary Authority of Singapore


         Slovak Republic              Stredisko cennych papierov

                                      National Bank of Slovakia


         Slovenia                     Klirinsko Depotna Druzba d.d.


         South Africa                 Central Depository Limited

                                      Share Transactions Totally Electronic
                                      (STRATE) Ltd.


         Spain                        Servicio de Compensacion y
                                      Liquidacion de Valores, S.A.

                                      Banco de Espana,
                                      Central de Anotaciones en Cuenta


         Sri Lanka                    Central Depository System
                                      (Pvt) Limited


         Sweden                       Vardepapperscentralen  VPC AB
                                      (Swedish Central Securities Depository)



         Switzerland                  SegaIntersettle AG (SIS)

                                    EXHIBIT C

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
          ELIGIBLE SECURITIES DEPOSITORIES OPERATING IN NETWORK MARKETS

           Country                 Eligible Securities Depositories


         Taiwan - R.O.C.              Taiwan Securities Central
                                      Depository Co., Ltd.


         Thailand                     Thailand Securities Depository
                                      Company Limited


         Tunisia Societe Tunisienne Interprofessionelle pour la Compensation et de Depots des Valeurs Mobilieres


         Turkey                       Takas ve Saklama Bankasi A.(a).
                                      (TAKASBANK)

                                      Central Bank of Turkey


         Ukraine                      National Bank of Ukraine


         United Kingdom               Central Gilts Office and
                                     Central Moneymarkets Office


         Venezuela                   Banco Central de Venezuela


         Zambia                      LuSE Central Shares Depository Limited

                                     Bank of Zambia

TRANSNATIONAL

         Euroclear

         Clearstream Banking AG

                                    EXHIBIT D

                               MARKET INFORMATION

Publication/Type of Information                      Brief Description
(Frequency)




The Guide to Custody in World Markets   An   overview   of    safekeeping    and
(annually)                              settlement  practices and  procedures in
                                        each market in which  State  Street Bank
                                        and  Trust  Company   offers   custodial
                                        services.


Global Custody Network Review           Information  relating  to the  operating
(annually)                              history and  structure  of  depositories
                                        and subcustodians located in the markets
                                        in which  State  Street  Bank and  Trust
                                        Company   offers   custodial   services,
                                        including transnational depositories.


Global Legal Survey                     With  respect  to each  market  in which
(annually)                              State  Street  Bank  and  Trust  Company
                                        offers  custodial   services,   opinions
                                        relating to whether  local law restricts
                                        (i)  access  of  a  fund's   independent
                                        public  accountants to books and records
                                        of a Foreign  Sub-Custodian  or  Foreign
                                        Securities   System,   (ii)  the  Fund's
                                        ability  to  recover  in  the  event  of
                                        bankruptcy  or  insolvency  of a Foreign
                                        Sub-Custodian   or  Foreign   Securities
                                        System,  (iii)  the  Fund's  ability  to
                                        recover  in the  event  of a  loss  by a
                                        Foreign    Sub-Custodian    or   Foreign
                                        Securities System, and (iv) the ability of a foreign investor to convert cash and cash equivalents to U.S. dollars.


Subcustodian Agreements                 Copies  of  the  subcustodian  contracts
(annually)                              State Street Bank and Trust  Company has
                                        entered into with each  subcustodian  in
                                        the markets in which  State  Street Bank
                                        and  Trust  Company  offers   subcustody
                                        services to its US mutual fund clients.


Network Bulletins (weekly):             Developments of interest to investors in
                                        the markets in which  State  Street Bank
                                        and  Trust  Company   offers   custodial
                                        services.

Foreign Custody Advisories (as          With  respect to markets in which  State
necessary):                             Street  Bank and  Trust  Company  offers
                                        custodial services which exhibit special custody risks, developments which may impact State Street's ability to deliver expected levels of service.

                EXHIBIT E -- FUNDS TRANSFER OPERATING GUIDELINES


1. OBLIGATION OF THE SENDER: State Street Bank and Trust Company and affiliates ("SSB") is authorized to promptly debit Client's account(s) upon the receipt of a payment order in compliance with any of the Security Procedures chosen by the Client, from those offered on the attached selection form (and any updated selection forms hereafter executed by the Client), for funds transfers and in the amount of money that SSB has been instructed to transfer. SSB is hereby instructed to accept funds transfer instructions only via the delivery methods and Security Procedures indicated on the attached selection form (and any updated selection forms hereafter executed by the Client). The Client agrees that the Security Procedures are reasonable and adequate for its wire transfer transactions and agrees to be bound by any payment orders, amendments and cancellations, whether or not authorized, issued in its name and accepted by SSB after being confirmed by any of the selected Security Procedures. The Client also agrees to be bound by any other valid and authorized payment order accepted by SSB. SSB shall execute payment orders in compliance with the selected Security Procedures and with the Client's/Investment Manager's instructions on the execution date provided that such payment order is received by the customary deadline for processing such a request, unless the payment order specifies a later time. SSB will use reasonable efforts to execute on the execution date payment orders received after the customary deadline, but if it is unable to execute any such payment order on the execution date, such payment order will be deemed to have been received on the next business day.

2. SECURITY PROCEDURES: The Client acknowledges that the selected Security Procedures were selected by the Client from Security Procedures offered by SSB. The Client shall restrict access to confidential information relating to the Security Procedures to authorized persons as communicated in writing to SSB. The Client must notify SSB immediately if it has reason to believe unauthorized persons may have obtained access to such information or of any change in the Client's authorized personnel. SSB shall verify the authenticity of all instructions according to the selected Security Procedures.

3. ACCOUNT NUMBERS: SSB shall process all payment orders on the basis of the account number contained in the payment order. In the event of a discrepancy between any name indicated on the payment order and the account number, the account number shall take precedence and govern. Financial institutions that receive payment orders initiated by SSB at the instruction of the Client may also process payment orders on the basis of account numbers, regardless of any name included in the payment order. SSB will also rely on any financial institution identification numbers included in any payment order, regardless of any financial institution name included in the payment order.

4. REJECTION: SSB reserves the right to decline to process or delay the processing of a payment order which (a) is in excess of the collected balance in the account to be charged at the time of SSB's receipt of such payment order;
(b) if initiating such payment order would cause SSB, in SSB's sole judgment, to exceed any applicable volume, aggregate dollar, network, time, credit or similar limits upon wire transfers; or (c) if SSB, in good faith, is unable to satisfy itself that the transaction has been properly authorized.

5. CANCELLATION OR AMENDMENT: SSB shall use reasonable efforts to act on all authorized requests to cancel or amend payment orders received in compliance with the selected Security Procedures provided that such requests are received in sufficient time to afford SSB a reasonable opportunity to act prior to executing the payment order. However, SSB assumes no liability if the request for amendment or cancellation cannot be satisfied by SSB's reasonable efforts.

6. ERRORS: SSB shall assume no responsibility for failure to detect any erroneous payment order provided that SSB complies with the payment order instructions as received and SSB complies with the selected Security Procedures. The Security Procedures are established for the purpose of authenticating payment orders only and not for the detection of errors in payment orders.

7. INTEREST AND LIABILITY LIMITS: SSB shall assume no responsibility for lost interest with respect to the refundable amount of any unauthorized payment order, unless SSB is notified of the unauthorized payment order within thirty
(30) days of notification by SSB of the acceptance of such payment order. In no event (including but not limited to failure to execute a payment order) shall SSB be liable for special, indirect or consequential damages, even if advised of the possibility of such damages.

8. AUTOMATED CLEARING HOUSE ("ACH") CREDIT ENTRIES/PROVISIONAL PAYMENTS: When the Client initiates or receives ACH credit and debit entries pursuant to these Guidelines and the rules of the National Automated Clearing House Association and the Mid-America Payment Exchange or other similar body, SSB or its agent will act as an Originating Depository Financial Institution and/or Receiving Depository Financial Institution, as the case may be, with respect to such entries. Credits given with respect to an ACH credit entry are provisional until final settlement for such entry is received from the Federal Reserve Bank. If such final settlement is not received, the Client agrees to promptly refund the amount credited to the Client in connection with such entry, and the party making payment to the Client via such entry shall not be deemed to have paid the amount of the entry.

9. CONFIRMATIONS: Confirmation of SSB's execution of payment orders shall ordinarily be provided within 24 hours. Notice may be delivered through SSB's account statements, advices, information systems, or by facsimile or callback. The Client must report any objections to the execution of a payment order within 30 days.

10. MISCELLANEOUS: SSB may use the Federal Reserve System Fedwire to execute payment orders, and any payment order carried in whole or in part through Fedwire will be subject to applicable Federal Reserve Board rules and regulations. SSB and the Client agree to cooperate to attempt to recover any funds erroneously paid to wrong parties, regardless of any fault of SSB or the Client, but the party responsible for the erroneous payment shall bear all costs and expenses incurred in trying to effect such recovery. These Guidelines may not be amended except by a written agreement signed by the parties.

                       SECURITY PROCEDURES SELECTION FORM


Please select at least two of the funds transfer security procedures indicated below.

[]    SWIFT
      SWIFT (Society for Worldwide Interbank Financial Telecommunication) is a cooperative society owned and operated by member financial institutions that provides telecommunication services for its membership. Participation is limited to securities brokers and dealers, clearing and depository institutions, recognized exchanges for securities, and investment management institutions. SWIFT provides a number of security features through encryption and authentication to protect against unauthorized access, loss or wrong delivery of messages, transmission errors, loss of confidentiality and fraudulent changes to messages.

      Selection of this security procedure would be most appropriate for existing SWIFT members.

[]    REMOTE BATCH TRANSMISSION
      Wire transfer instructions are delivered via Computer-to-Computer (CPU-CPU) data communications between the Client and/or its agent and SSB and/or its agent. Security procedures include encryption and/or the use of a test key by those individuals authorized as Automated Batch Verifiers or a callback procedure to those individuals.

      Clients selecting this option should have an existing facility for completing CPU-CPU transmissions. This delivery mechanism is typically used for high-volume business such as shareholder redemptions and dividend payments.

[]    AUTOMATED CLEARING HOUSE (ACH)
      SSB or its agent receives an automated transmission from a Client for the initiation of payment (credit) or collection (debit) transactions through the ACH network. The transactions contained on each transmission or tape must be authenticated by the Client. The transmission is sent from the Client's or its agent's system to SSB's or its agent's system with encryption.

[]    REPETITIVE WIRES
      For situations where funds are transferred periodically from an existing authorized account to the same payee (destination bank and account number) and only the date and currency amount are variable, a repetitive wire may be implemented. Repetitive wires will be subject to a $10 million limit. If the payment order exceeds the $10 million limit, the instruction will be confirmed by Telephone Confirmation (Call Back) or Test Key prior to execution. Repetitive wire instructions must be reconfirmed annually. Clients may establish Repetitive Wires by following the agreed upon security procedures as described by Telephone Confirmation (Call Back) or Test Key.

      This alternative is recommended whenever funds are frequently transferred between the same two accounts. If this option is selected, choose either Telephone Confirmation or Test Key to be used as a secondary procedure when over $10 million.

[]    STANDING INSTRUCTIONS
      Funds are transferred by SSB to a counter party on the Client's established list of authorized counter parties. Only the date and the dollar amount are variable. Clients may establish Standby Instructions by following the agreed upon security procedures as described by Telephone
      Confirmation (Call Back) or Test Key. Additional paperwork will be required from insurance Clients using 1031 drawdowns.

      This option is used for transactions that include but are not limited to Foreign Exchange Contracts, Time Deposits and Tri-Party Repurchase
      Agreements. If this option is selected, choose either Telephone Confirmation or Test Key to be used as a secondary procedure when over $10 million.

[]    TELEPHONE CONFIRMATION (CALL BACK)
      This procedure requires Clients to designate individuals as authorized initiators and authorized verifiers. SSB will verify that the instruction contains the signature of an authorized person and prior to execution of the payment order, will contact someone other than the originator at the Client's location to authenticate the instruction.

      Selection of this alternative is appropriate for Clients who do not have the capability to use other security procedures. Please complete the Telephone Confirmation Instructions attached as a Schedule hereto.

[]    TEST KEY
      Test Key confirmation will be used to verify all non-repetitive funds transfer instructions received via facsimile or phone. SSB will provide test keys if this option is chosen. SSB will verify that the instruction contains the signature of an authorized person and prior to execution of the payment order, will authenticate the test key provided with the corresponding test key at SSB.

      Selection of this alternative is appropriate for Clients who do not have the capability to use other security procedures.

The individual signing below must be authorized to sign contract on behalf of the client. The execution of payment orders under the selected Security Procedures is governed by the Funds Transfer Operating Guidelines, which are incorporated by reference.

CLIENT

By:
    ---------------------------------------------
       Authorized Signature

-------------------------------------------------
Type or Print Name

-------------------------------------------------
Title

-------------------------------------------------
Date

                 SCHEDULE TO FUNDS TRANSFER OPERATING GUIDELINES
                     AND SECURITY PROCEDURES SELECTION FORM



CLIENT/INVESTMENT MANAGER:
                            ----------------------------------------------------
                                                Company Name

KEY CONTACT INFORMATION
Whom shall we contact to implement your selection(s)?

CLIENT OPERATIONS CONTACT                         ALTERNATE CONTACT

------------------------------------              ------------------------------
Name                                              Name

------------------------------------              ------------------------------
Address                                           Address

------------------------------------              ------------------------------
City/State/Zip Code                               City/State/Zip Code

------------------------------------              ------------------------------
Telephone Number                                  Telephone Number

------------------------------------              ------------------------------
Facsimile Number                                  Facsimile Number

------------------------------------
SWIFT Number


TELEPHONE CONFIRMATION INSTRUCTIONS
Authorized  Initiators (Please Type or Print) - Please provide a listing of your
staff   members  who  are   currently   authorized  to  INITIATE  wire  transfer
instructions:

NAME                          TITLE                           SPECIMEN SIGNATURE


-----------------------       -------------------------       ------------------
-----------------------       -------------------------       ------------------
-----------------------       -------------------------       ------------------
-----------------------       -------------------------       ------------------
-----------------------       -------------------------       ------------------





Authorized Verifiers (Please Type or Print) - Please provide a listing of your staff members who will be CALLED BACK to verify the initiation of repetitive wires of $10 million or more and all non-repetitive wire instructions:

NAME                          CALLBACK PHONE NUMBER           DOLLAR LIMITATION
                                                              (IF ANY)

-----------------------       -------------------------       ------------------
-----------------------       -------------------------       ------------------
-----------------------       -------------------------       ------------------
-----------------------       -------------------------       ------------------
-----------------------       -------------------------       ------------------

[GRAPHIC OMITTED][GRAPHIC OMITTED]
                                                            AUTHORIZATION MATRIX

--------------------------------------------------------------------------------


                            BPS: Global Pricing Services Last Update: 03/29/2001


             Exhibit F -- Price Source and Methodology Authorization

Instructions: For each security type allowed by the Fund Prospectus, please indicate the primary, secondary and tertiary source to be used in calculating Net Asset Value for the Funds identified. NOTE: If Investment Manager is a Pricing Source, please specify explicitly.

State Street performs a Data Quality review process as specified in the Sources Status Pricing Matrix on the NAVigator Pricing System which specifies pricing tolerance thresholds, index and price aging details. The Sources Status Pricing Matrix will be provided for your information and review.

                      AUTHORIZATION MATRIX dated _________

CLIENT:    SELIGMAN MUTUAL FUND FAMILY
         -------------------------------

----------------------------------   ----------------------   ----------------------   ---------------------
---------------------------------       Primary Source          Secondary Source         Tertiary Source
Security Type
----------------------------------   ----------------------   ----------------------   ---------------------
EQUITIES
----------------------------------   ----------------------   ----------------------   ---------------------
     U. S. Listed Equities
     (NYSE, AMEX)                    Bridge                   Reuters                  Last
----------------------------------   ----------------------   ----------------------   ---------------------
     U.S. OTC Equities  (Nasdaq)     Bridge                   Reuters                  Market Close
----------------------------------   ----------------------   ----------------------   ---------------------
     Foreign Equities
----------------------------------   ----------------------   ----------------------   ---------------------
     Listed ADR's
----------------------------------   ----------------------   ----------------------   ---------------------
FIXED INCOME
----------------------------------   ----------------------   ----------------------   ---------------------
     Municipal Bonds
----------------------------------   ----------------------   ----------------------   ---------------------
     US Bonds (Treasuries, MBS,
     ABS, Corporates)
----------------------------------   ----------------------   ----------------------   ---------------------
     Eurobonds/Foreign Bonds
                                                                                       ---------------------
OTHER ASSETS
----------------------------------   ----------------------   ----------------------   ---------------------
     Options
----------------------------------   ----------------------   ----------------------   ---------------------
     Futures
----------------------------------   ----------------------   ----------------------   ---------------------
     Non - Listed ADR's
                                                                                       ---------------------
EXCHANGE RATES
----------------------------------   ----------------------   ----------------------   ---------------------

----------------------------------   ----------------------   ----------------------   ---------------------
FORWARD POINTS
----------------------------------   ----------------------   ----------------------   ---------------------


----------------------------------   -------------------   ---------------------   ----------------
---------------------------------      Pricing Logic         Pricing Default       Valuation Point
Security Type                                                     Logic
----------------------------------   -------------------   ---------------------   ----------------
EQUITIES
----------------------------------   -------------------   ---------------------   ----------------
     U. S. Listed Equities
     (NYSE, AMEX)                    Market Close
----------------------------------   -------------------   ---------------------   ----------------
     U.S. OTC Equities  (Nasdaq)
----------------------------------   -------------------   ---------------------   ----------------
     Foreign Equities
----------------------------------   -------------------   ---------------------   ----------------
     Listed ADR's
----------------------------------   -------------------   ---------------------   ----------------
FIXED INCOME
----------------------------------   -------------------   ---------------------   ----------------
     Municipal Bonds
----------------------------------   -------------------   ---------------------   ----------------
     US Bonds (Treasuries, MBS,
     ABS, Corporates)
----------------------------------   -------------------   ---------------------   ----------------
     Eurobonds/Foreign Bonds
                                     -------------------   ---------------------   ----------------
OTHER ASSETS
----------------------------------   -------------------   ---------------------   ----------------
     Options
----------------------------------   -------------------   ---------------------   ----------------
     Futures
----------------------------------   -------------------   ---------------------   ----------------
     Non - Listed ADR's
                                     -------------------   ---------------------   ----------------
EXCHANGE RATES
----------------------------------   -------------------   ---------------------   ----------------


----------------------------------   -------------------   ---------------------   ----------------
FORWARD POINTS
----------------------------------   -------------------   ---------------------   ----------------
